UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2006
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32671 (Commission File Number)	58-2555670 (I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code (770) 857-4700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
     On February 23, 2006, IntercontinentalExchange, Inc. announced its financial results for the fiscal quarter and year ended December 31, 2005. A copy of IntercontinentalExchange’s press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.
     IntercontinentalExchange is making reference to non-GAAP financial information in both the attached press release and its earnings conference call. A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release dated February 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
Date: February 23, 2006	/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President and Chief Financial Officer

3